UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)

(301) 468-8848

Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Explanatory Note

On October 1, 2024, Capital Bancorp, Inc. (the “Company”) completed its previously announced merger (the “Merger”) with Integrated Financial Holdings, Inc. (“IFHI”), pursuant to which IFHI merged with and into the Company, with the Company as the surviving entity. This Current Report Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on October 1, 2024 to present certain financial statements and certain pro forma financial information in connection with the Merger that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

IFHI’s audited consolidated financial statements as of and for the years ended December 31, 2023 and 2022 and unaudited consolidated financial statements as of and for the nine months ended September 30, 2024 are incorporated by reference to Exhibit 99.1 and Exhibit 99.2 of this Form 8-K/A.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is filed as the applicable exhibits attached hereto:

•	Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2024, giving effect to the Merger as if it occurred on September 30, 2024, included in Exhibit 99.4 hereto;
•
Unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2024, giving effect to the Merger as if it occurred on January 1, 2023, included in Exhibit 99.4 hereto; and

•
Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2023, giving effect to the Merger as if it occurred on January 1, 2023, included in Exhibit 99.3 hereto.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

23.1	Consent of Elliott Davis, PLLC
99.1
Audited consolidated financial statements of IFHI as of and for the years ended December 31, 2023 and 2022 (incorporated by reference to the Form S-4/A filed by the Company with the SEC on June 21, 2024 (pages F-27 to F-69))

99.2	Unaudited consolidated financial statements of IFHI as of and for the nine months ended September 30, 2024
99.3
Unaudited pro forma combined condensed income statement for the year ended December 31, 2023 (incorporated by reference to the Form S-4/A filed by the Company with the SEC on June 21, 2024 (pages 34 to 44))

99.4
Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2024, unaudited pro forma combined condensed consolidated income statement for the nine months ended September 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: December 17, 2024	By:	/s/ Dominic Canuso
	Name:	Dominic Canuso
	Title:	Chief Financial Officer